CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-71179) of our report dated August 19, 1999 for the year ended June 30, 1999, included in the Form 10-KSB of Sims Communications, Inc. for the year ended June 30, 1999.




                                          Ehrhardt Keefe Steiner & Hottman PC

October 8, 1999
Denver, Colorado



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                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-84491) of our report dated August 19, 1999 for the year ended June 30, 1999, included in the Form 10-KSB of Sims Communications, Inc. for the year ended June 30, 1999.




                                          Ehrhardt Keefe Steiner & Hottman PC

October 8, 1999
Denver, Colorado